                                                                   EXHIBIT 10.65


                           WAIVER AND AMENDMENT NO. 1
                             TO THE CREDIT AGREEMENT


                                             Dated as of May 22, 1998

            WAIVER AND AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among, Maxtor Corporation, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as administrative agent (the "Administrative Agent") for the Lenders.

            PRELIMINARY STATEMENTS:

            (1) The Borrower, the Lenders, Citicorp Securities, Inc. and Hanil Bank, as joint arrangers, ABN AMRO Bank, N.V., San Francisco International Branch and Royal Bank of Canada, as co-agents, Fleet National Bank, as manager, and the Administrative Agent have entered into a Credit Agreement dated as of August 29, 1996 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

            (2) Hyundai Electronics Industries, Co., Ltd. ("HEI") has released its 1997 year end financial statements, which financial statements indicate that HEI is in default of the financial covenant set forth in Section XII(a) of the Guaranty (the "HEI Default").

            (3) The Borrower has requested that the Lenders waive the HEI Default, amend certain provisions of the Credit Agreement and accept Hyundai Heavy Industries Co., Ltd. as a guarantor in the place of HEI.

            (4) The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

            SECTION 1. Waivers. Effective as of the date of the origination of the HEI Default and subject to the satisfaction of the conditions precedent set forth in Section 4, the Lenders hereby waive (a) Section 6.01(c)(ii) of the Credit Agreement to the extent of the HEI Default and (b) Section 6.01(d) of the Credit Agreement to the extent that the HEI Default constitutes an event or condition that would permit the acceleration of the maturity of any Debt referred to in Section 6.01(d), but only so long as the maturity of such Debt has not been accelerated.

            SECTION 2. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

            (a) Section 1.01 is amended by deleting the definitions of "Applicable Margin", "Guarantor", "Guaranty" and "Hyundai Group" set forth therein and replacing them, respectively with the following new definitions:

                  "Applicable Margin" means, as of any date prior to April 1,
            1998, a percentage per annum equal to 0% for Base Rate Advances and .305% for Eurodollar Rate Advances and, as of any date on or after April 1, 1998, a percentage per annum equal to 0% for Base Rate Advances and 1.75% for Eurodollar Rate Advances.

                  "Guarantor" means Hyundai Heavy Industries Co., Ltd., a
            company incorporated with limited liability in the Republic of Korea.

                  "Guaranty" means the guaranty executed by the Guarantor in the form attached on Exhibit A to Amendment No. 1.

                  "Hyundai Group" means, collectively, the Guarantor, Hyundai
            Merchant Marine Co., Ltd., Hyundai Corporation and Hyundai Electronics Industries Co., Ltd.

            (b) Section 1.01 is further amended by adding thereto in proper alphabetical sequence the following definition:

                  "Amendment No.1" means Waiver and Amendment No. 1 to the
            Credit Agreement dated as of May 22, 1998.

            (c) Section 2.04(a) is amended by deleting therefrom the figure ".225%" and substituting therefor the figure "0.25%".

            (d) Section 4.01(e)(ii) is amended by deleting therefrom, in both places where such date appears, the date "December 31, 1995" and substituting therefor the date "December 31, 1997".

            (e)   Section 5.02(b)(iii)(A) is amended in full to read as follows:

                        (A)   Debt incurred in connection with the
                  Securitization in an amount not to exceed $225,000,000 at any time outstanding or the transactions listed on Schedule 5.02(b)(iii)(A) to the extent
                  (x) such item of such Debt does not exceed the amount corresponding to each such item on such Schedule and (y) the Debt permitted by this clause (A) does not exceed $266,000,000 in the aggregate, and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, any such Debt, provided that the terms of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are otherwise permitted by the Loan Documents, and provided further that the principal amount of such Debt shall not be increased above the maximum aggregate principal amount set forth above, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing,

            (f)   Section 5.02(c) is amended by adding the following clause
      (iii) immediately before the period at the end of such section: "and (iii) a wholly-owned special purpose Subsidiary of the Borrower may convey, transfer or otherwise dispose of receivables pursuant to any transaction described in Section 5.02(b)(iii)(A)".

            (g) Section 6.01(h)(ii) is amended by deleting the phrase "on the date hereof" and substituting therefor the phrase "on the date of Amendment No. 1".

            SECTION 3. Release of HEI Guaranty. Effective as of the date of the origination of the HEI Default and subject to the satisfaction of the conditions precedent set forth in Section 4, the HEI Guaranty is hereby terminated as it relates to the Credit Agreement.

            SECTION 4. Conditions of Effectiveness. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement. This Amendment shall become effective as of the date of the origination of the HEI Default when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and Sections 1, 2 and 3 hereof shall become effective as of such date when, and only when, on or before June 1, 1998 the Administrative Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Administrative Agent (unless otherwise specified):

            (a) Certified copies of (i) the resolutions of the Board of Directors of (A) the Borrower approving this Amendment and the matters contemplated hereby and thereby and (B) the Guarantor evidencing approval of the Guaranty and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Guaranty and the matters contemplated hereby and thereby.

            (b) A certificate of the Secretary or an Assistant Secretary of the Borrower and the Representative Director or a duly authorized officer of the Guarantor certifying the names and true signatures of the officers of the Borrower and the Guarantor authorized to sign this Amendment and the Guaranty, respectively, and the other documents to be delivered hereunder and thereunder.

            (c) Counterparts of the Guaranty in the form attached as Exhibit A hereto, executed by the Guarantor.

            (d) Favorable opinions of Bae, Kim & Lee, counsel for the Guarantor, or other Korean counsel to the Guarantor acceptable to the Administrative Agent, and the Corporate Counsel of the Guarantor, in substantially the form of Exhibits B and C hereto and as to such other matters as any Lender through the Administrative Agent may reasonably request.

            (e) A certificate signed by a duly authorized officer of the Borrower stating that:

                  (i) The representations and warranties contained in Section 5 below are correct on and as of the date of such certificate as though made on and as of such date; and

                  (ii) After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default.

            SECTION 5. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

            (a) Each Loan Party is a corporation duly organized, validly existing and, where applicable, in good standing under the laws of the jurisdiction of its incorporation.

            (b) The execution, delivery and performance by each Loan Party of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) such Loan Party's charter or by-laws or
      (ii) any law, regulation (including, without limitation, Regulations U and X of the Board of Governors of the Federal Reserve System) or contractual restriction binding on or affecting the Loan Parties.

            (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by either Loan Party of this Amendment or any other Loan Document to which it is or is to be a party, except for those authorizations, approvals, actions, notices and filings listed on Schedule 4.01(c) hereto, all of which have been duly obtained, taken, given or made and are in full force and effect except that the Guarantor is required to report to its designated foreign exchange trading bank any payment to be made under the Guaranty at the time of making such payment.

            (d) This Amendment and the Guaranty have been duly executed and delivered by each Loan Party party thereto. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party is, and the Guaranty is, the legal, valid and binding obligation of each of the Borrower and the Guarantor, respectively, enforceable against each such Loan Party in accordance with their respective terms.

            (e) (i) The Consolidated balance sheet of the Borrower and its Subsidiaries as at December 28, 1997, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Ernst & Young, independent public accountants, copies of which have been furnished to each Lender, fairly present the Consolidated financial condition of the Borrower and its Subsidiaries as at such date and the Consolidated results of the operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied. Since December 28, 1997, there has been no Material Adverse Change with respect to the Borrower, other than as provided on Schedule 4.01(e)(i) hereto.

                  (ii) The balance sheet of the Guarantor and its Subsidiaries as at December 31, 1997, and the related statements of income and cash flows of the Guarantor and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Samil Accounting Corporation, a member firm of Coopers & Lybrand, independent public accountants, copies of which have been furnished to each Lender, fairly present the financial condition of the Guarantor and its Subsidiaries as at such date and the results of the operations of the Guarantor and its Subsidiaries for the periods ended on such date, all in accordance with generally accepted financial accounting standards in the Republic of Korea consistently applied. Since December 31, 1997, there has been no Material Adverse Change with respect to the Guarantor.

            (f) There is no pending or threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting either Loan Party or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment, the Guaranty or any other Loan Document, as amended hereby, or the consummation of the transactions contemplated hereby.

            SECTION 6. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            (b) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "the Guaranty", thereunder", "thereof" or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty, as defined in the Credit Agreement as amended by this Amendment.

            (c) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 7. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment, the Guaranty and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

      SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

      SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          MAXTOR CORPORATION

                                          By: /s/ RAJA VENKATESH
                                              ----------------------------------
                                              Title: Corporate Treasurer


                                          CITIBANK, N.A.,

                                          By: /s/ AUTHORIZED SIGNATURE
                                              ----------------------------------
                                              Title: Attorney-in-fact


                                          HANIL BANK, NEW YORK AGENCY

                                          By: /s/ AUTHORIZED SIGNATURE
                                              ----------------------------------
                                              Title: Agent & General Manager

                                        ABN AMRO BANK, N.V. SAN
                                        FRANCISCO INTERNATIONAL
                                        BRANCH

                                        By: ABN AMRO NORTH AMERICA,
                                            INC., AS AGENT

                                        By: /s/ TOM R. WAGNER
                                           -----------------------------
                                           Title: Thomas R. Wagner
                                                  Group Vice President

                                        By: /s/ JAMIE DILLON
                                            ----------------------------
                                            Title: Jamie Dillon
                                                   Vice President

                                        ROYAL BANK OF CANADA

                                        By: /s/ STEPHEN S. HUGHES
                                           -----------------------------
                                           Title: Senior Manager

                                        FLEET NATIONAL BANK

                                        By:/s/ AUTHORIZED SIGNATURE
                                           -----------------------------
                                           Title: Vice President

                                        BANCA COMMERCIALE INTALIANA
                                        LOS ANGELES FOREIGN BRANCH

                                        By:/s/ AUTHORIZED SIGNATURE
                                           -----------------------------
                                           Title: Vice President

                                        By:/s/ AUTHORIZED SIGNATURE
                                           -----------------------------
                                           Title: Vice President and Manager

                                       THE BANK OF NOVA  SCOTIA


                                       By  /s/ AUTHORIZED SIGNATURE
                                          --------------------------------------
                                          Title: Unit Head


                                       BANCO CENTRAL HISPANO

                                       By /s/ FERNANDO LASECA
                                          --------------------------------------
                                          Title: Senior Vice President and
                                                 General Manager


                                       CHO HUNG BANK, NEW YORK
                                       BRANCH


                                       By /s/ AUTHORIZED SIGNATURE
                                          --------------------------------------
                                          Title: Deputy General Manager


                                       THE COMMERCIAL BANK OF KOREA,
                                       LTD., NY AGENCY


                                       By /s/ AUTHORIZED SIGNATURE
                                          --------------------------------------
                                          Title: Manager


                                       THE DAI-ICHI KANGYO BANK,
                                       LIMITED, SAN FRANCISCO AGENCY


                                       By /s/ TAKUO YOSHIDA
                                          --------------------------------------
                                          Title: Takuo Yoshida
                                                 General Manager

                                       KOREA FIRST BANK, NEW YORK
                                       AGENCY


                                       By  /s/ AUTHORIZED SIGNATURE
                                          --------------------------------------
                                          Title: Deputy General Manager


                                       NOMURA BANK INTERNATIONAL
                                       PLC


                                       By /s/ DAVID L. STEWART
                                          --------------------------------------
                                          Title: Head, Credit

                                       By  /s/ JAMIE G.S. MACDONALD
                                          --------------------------------------
                                          Title: Deputy General Manager


                                       SHINHAN BANK, NEW YORK
                                       BRANCH


                                       By /s/ AUTHORIZED SIGNATURE
                                          --------------------------------------
                                          Title: Assistant Manager


                                      THE SUMITOMO BANK, LTD., SAN
                                      FRANCISCO BRANCH


                                       By /s/ AUTHORIZED SIGNATURE
                                          --------------------------------------
                                          Title: Authorized Officer

                                       INDUSTRIAL BANK OF KOREA

                                       By   /s/ AUTHORIZED SIGNATURE
                                          --------------------------------------
                                          Title: Deputy General Manager

                               MAXTOR CORPORATION

                            SECRETARY'S CERTIFICATE

      I, Glenn H. Stevens, Secretary of Maxtor Corporation, a Delaware corporation, do hereby certify, in connection with (i) the Waiver and Amendment No. 1 dated May 22, 1998 (the "Waiver and Amendment") to the Credit Agreement dated August 29, 1996 among Maxtor Corporation, the banks, financial institutions and other institutional lenders parties, Citicorp Securities, Inc. and Hanil Bank, as joint arrangers, ABN AMRO Bank, N.V., San Francisco International Branch and Royal Bank of Canada, as co-agents, Fleet National Bank, as manager, and Citibank, N.A., as administrative agent, (ii) the Waiver and Amendment No. 1 dated May 22, 1998 (the "364-Day Credit Agreement Waiver and Amendment") to the 364-Day Credit Agreement dated August 29, 1996 among Maxtor Corporation, the banks, financial institutions and other institutional lenders parties, Citicorp Securities, Inc. and Hanil Bank, as joint arrangers, ABN AMRO Bank, N.V., San Francisco International Branch and Royal Bank of Canada, as co-agents, Fleet National Bank, as manager, and Citibank, N.A., as administrative agent and (iii) the Waiver and Amendment No. 1 dated May 22 1998 to the Credit Agreement dated October 30, 1997 between Maxtor Corporation and Nomura International Bank plc (together with the Waiver and Amendment and the 364-Day Credit Agreement Waiver and Amendment, the "Waivers and Amendments"), that:

      1. Attached hereto as Exhibit A is a true and correct copy of resolutions duly adopted by the Board of Directors of Maxtor at a meeting thereof duly called and held on May 13, 1998, at which meeting a quorum was present and acting throughout. Such resolutions are the only resolutions regarding the Agreements, have not been amended, modified or revoked and are in full force and effect on the date hereof.

      2. The Waivers and Amendments to which Maxtor is a party, as executed and delivered on behalf of Maxtor, are substantially in the form thereof approved by the Board of Directors referred to in paragraph 1 hereof.

      3. The below named persons, who include all persons who, as officers of Maxtor, executed and delivered the Waivers and Amendments, were on the date of such execution, and are on the date hereof, duly appointed, qualified and acting as such officers holding their respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

            Name                    Office                  Signature
            ----                    ------                  ---------
      Michael R. Cannon       President and Chief
                              Executive Officer       ---------------------

      Paul J. Tufano         Vice President Finance,
                              and Chief Financial
                              Officer                 /s/ PAUL J. TUFANO
                                                      -----------------------

      Raja Venkatesh          Corporate Treasurer     /s/ RAJA VENKATESH
                                                      -----------------------

      IN WITNESS WHEREOF, I have signed this certificate this 29 day of May, 1998.

                                          /s/ GLENN H. STEVENS
                                    --------------------------------
                                       Glenn H. Stevens, Secretary

      I, Paul J. Tufano, Vice President of Maxtor Corporation, do hereby certify that Glenn H. Stevens has been duly appointed and has duly qualified as, and on this day is, Secretary of Maxtor Corporation, and the signature above is his genuine signature.

      IN WITNESS WHEREOF, I have signed this certificate this 29 day of May, 1998.

                                           /s/ PAUL J. TUFANO
                                    ---------------------------------
                                             Paul J. Tufano

RESOLUTIONS OF THE BOARD OF DIRECTORS OF MAXTOR CORPORATION

Dated: May 13, 1998

            WHEREAS, the Corporation has entered into a Credit Agreement (the "Credit Agreement") dated. August 29, 1996 with the banks, financial institutions and other institutional lenders parties (collectively, the "Lenders"), Citicorp Securities, Inc. and Hanil Bank, as joint arrangers, ABN AMRO Bank, N.V., San Francisco International Branch and Royal Bank of Canada, as co-agents.

            WHEREAS, the Corporation has entered into a 364-Day Credit Agreement (the "364-Day Credit Agreement") dated August 29, 1996 with the banks, financial institutions and other institutional lenders parties (collectively, the "364-Day Credit Agreement Lenders"), Citicorp Securities, Inc. and Hanil Bank, as joint arrangers, ABN AMRO Bank, N.V., San Francisco International Branch and Royal Bank of Canada, as co-agents, Fleet National Bank, as manager, and Citibank, N.A., as administrative agent.

            WHEREAS, the Corporation has entered into a Credit Agreement (the "Nomura Credit Agreement") dated October 30, 1997 with Nomura International Bank plc (together with the Lenders and the 364-Day Credit Agreement Lenders, the "Maxtor Lenders"),

            WHEREAS, under such Credit Agreements, Hyundai Electronics Industries Co., Ltd. ("HEI") guaranteed the payments of Maxtor Corporation to the Maxtor Lenders under a guaranty (the "Guaranty").

            WHEREAS, HEI released its 1997 year end financial statements, which financial statements indicate that HEI is in default of the financial covenants of the Guaranty, (the "HEI Default")

            NOW, THEREFORE, BE IT RESOLVED, that it is in the best interests of the Corporation in order to ensure the availability of working capital to the Corporation to request that the Maxtor Lenders waive the HEI Default.

            RESOLVED FURTHER, that it is in the best interests of the Corporation to enter into the (i) Waiver and Amendment No. 1 dated May 22, 1998 to the Credit Agreement, (ii) Waiver and Amendment No. 1 dated May 22, 1998 to the 364-Day Credit Agreement and (iii) Waiver and Amendment No. 1 dated May 22, 1998 to the Nomura Credit Agreement (together the "Waivers and Amendments").

            RESOLVED FURTHER, that the Waivers and Amendments and the performance by the Corporation of its obligations under the Waivers and Amendments, be, and the same hereby are, in all respects approved, and that the Chairman of the Board of Directors of the Corporation, the President, any Vice

President or the Treasurer of the Corporation (each an "Authorized officer") be, and each of them hereby is, authorized and directed (any one of them acting alone), in the name and on behalf of the Corporation, to execute and deliver the Waivers and Amendments, each in the form as the Authorized Officer of the Corporation executing the same shall approve, such approval to be conclusively evidenced by his or her execution and delivery thereof; and

            RESOLVED FURTHER, that prior to the execution of the Waivers and Amendments, the Authorized Officers are, and each hereby is, authorized to negotiate and agree on the terms and conditions of each of the Waivers and Amendments as such Authorized Officers, or any one of them, in his, her or their sole discretion, deem to be in the best interests of the Corporation; and

            RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and empowered (any one of them acting alone) to do or cause to be done all such acts or things and to sign and deliver, or cause to be signed and delivered, all such documents, instruments and certificates (including, without limitation, all notices and certificates required or permitted to be given or made under the terms of the Waivers and Amendments) and to pay all such expenses, in the name and on behalf of the Corporation or otherwise as such Authorized Officer may deem necessary, advisable or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions and to perform the obligations of the Corporation under the Waivers and Amendments and the other agreements and instruments as referred to above or referred to therein; and

            RESOLVED FURTHER, that the Corporation hereby authorizes, ratifies, confirms and adopts in all respects all acts of the officers of the Corporation, and of any person designated and authorized to act by an officer of the Corporation, heretofore done or performed by such person in connection with the acts and transactions approved by these resolutions.

            Filed with the minutes of the proceedings of the Board of Directors by the undersigned on May 13, 1998.


                                             /s/ GLENN H. STEVENS
                                             --------------------------
                                                   Secretary

            Filed with the minutes of the proceedings of the Board of Directors by the undersigned on May 13, 1998.


                                             /s/ GLENN H. STEVENS
                                             --------------------------
                                                   Secretary

                           [BAE, KIM & LEE LETTERHEAD]




                                  June 1, 1998


To:   Each of the Lenders Parties to the US$129,000,000 Credit
      Agreement dated as of August 29, 1996, among Maxtor Corporation, said Lenders and
      Citibank, N.A., as Administrative Agent for said
      Lenders; and Citibank, N.A., as Administrative Agent

                     Re: Hyundai Heavy Industries Co., Ltd.


Ladies and Gentlemen:

      We have acted as the Korean legal advisers to Hyundai Heavy Industries Co., Ltd. (the "GUARANTOR") in connection with a Corporate Guaranty (the "GUARANTY") dated May 22, 1998 issued by the Guarantor in favor of the Lenders and the Administrative Agent for the purpose of guaranteeing the obligations of Maxtor Corporation as the Borrower under the above mentioned Credit Agreement (the "CREDIT AGREEMENT") as amended by a certain amendment agreement thereto dated August 27, 1997 and further amended by a certain waiver and amendment no. 1 to the credit agreement (the "AMENDMENT AGREEMENT") dated May 22, 1998. Terms defined in the Credit Agreement and Amendment Agreement are used herein as therein defined and the term "Korea" refers to the Republic of Korea.

      This opinion is furnished to you pursuant to Section 4(d) of the Amendment Agreement.

      For the purpose of this opinion, we have examined:

      (a)   the Credit Agreement;

      (b)   the Amendment Agreement;

      (c)   the Guaranty;

                                                                   Bae Kim & Lee


June 1, 1998
Page 2


      (d)   the Articles of Incorporation of the Guarantor;

      (e)   the Regulations of the Board of Directors of the Guarantor;

      (f)   Commercial Registry extracts regarding the Guarantor;

      (g) the Approval of the Guarantor's Representative Director in respect of the Guaranty;

      (h) the report to, and acceptance thereof by, the designated foreign exchange trading bank in respect of the Guaranty; and

      (i) such other documents as we have considered necessary or relevant in order for us to provide this opinion.

In giving this opinion we have assumed that:

      (i)   the authenticity of all signatures, seals, stamps and markings;

      (ii) that all documents submitted to us as originals are authentic, complete and up-to-date, all documents submitted to us as copies conform to the originals, and that all factual statements made in such documents are correct and we have relied on them without further enquiry;

      (iii) that the Credit Agreement and Amendment Agreement and any other agreement or instrument thereunder have been validly authorized, signed and delivered by the parties thereto (other than the Guarantor) in accordance with applicable laws;

      (iv) that the Credit Agreement and Amendment Agreement and any other agreements or instruments thereunder constitute or will constitute legal, valid and binding obligations of each of the parties thereto enforceable in accordance with its terms respectively under the laws of the State of New York by which the Credit Agreement and Amendment Agreement and any other agreement or instrument are expressed to be governed;

      (v) that the copies of the Articles of Incorporation of, the Regulations of the Board of Directors of and the Commercial Registry extracts relating to, the Guarantor referred to in paragraphs (d) through (f) above are true, complete, accurate and up-to-date; and

                                                                   Bae Kim & Lee

June 1, 1998
Page 3


      (vi) that the Approval of the Guarantor's Representative Director referred to in paragraph (g) above was duly executed and that such Approval has not been amended or rescinded.

      As to any other matters of objective fact material to the opinions expressed herein, we have made no independent inquiry and have relied solely upon certificates or oral or written statements of officers or other representatives of the Guarantor.

      Based on the foregoing, we are of the opinion that so far as the laws of Korea are concerned:

      (1) The Guarantor is a limited liability company, duly organized and validly existing under the laws of Korea, with full power and authority to enter into and perform the Guaranty.

      (2) The Guarantor has taken all necessary corporate action to authorize the entry into and performance of the Guaranty and the transactions contemplated thereby.

      (3) The Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms and is in proper form for its enforcement in the courts of Korea.

      (4) The entry into the Guaranty and the performance of the obligations thereunder by the Guarantor do not violate (i) any law or regulation of Korea or any judicial order in Korea or (ii) the constitutional documents of the Guarantor.

      (5) All authorizations, approvals, consents, licenses, exemptions, filings, registrations and other requirements of governmental, judicial and public bodies and authorities of or in Korea required of the Guarantor in connection with the entry into and performance of the Guaranty have been obtained and are in full force and effect, except that the Guarantor is required to report any payment to be made under the Guaranty at the time of making each such payment to its designated foreign exchange trading bank.

      (6) The obligations of the Guarantor under the Guaranty rank at least pari passu with all its other present or future unsecured and unsubordinated obligations of the Guarantor except for those preferred by operation of law applicable to companies generally.

                                                                   Bae Kim & Lee

June 1, 1998
Page 4


      (7) All amounts payable by the Guarantor under the Guaranty may be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied in Korea or by any authority thereof or therein except, however, that although the tax laws of Korea are not entirely clear as to whether payment of any interest by the Guarantor under the Guaranty may be made without withholding of Korean taxes, Korean tax authorities may require the Guarantor to withhold Korean taxes from such interest payment. In the event of Korean taxes being imposed on interest payments, the guarantor's obligation to bear the cost of such tax under the Guaranty would become operative.

      (8) Neither the Guarantor nor any of its property (except such property specifically protected by law) has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Korea.

      (9) To ensure the enforceability or admissibility in evidence of this Guaranty in Korea, it is not necessary that this Guaranty or any other document or instrument be filed or recorded with any court or other authority in Korea.

      Our opinion is subject to the following general qualifications:

      (i) the obligations of the Guarantor under the Guaranty may be limited or affected by the bankruptcy law, the corporate reorganization law, the compulsory composition law and other similar laws which generally affect the rights of creditors; and

      (ii) the remedies of specific performance or injunction might not necessarily be available in Korea with respect to any particular provisions of the Guaranty.

      This opinion is addressed to you and may be relied upon solely by you and your counsel.


                                       Yours faithfully,


                                       /s/ Bae, Kim & Lee

                                       Bae, Kim & Lee

May 29, 1998

To:   Each of the Lenders parties to the U$129,000,000 Credit
      Agreement dated as of August 29, 1996 among Maxtor Corporation, said Lenders and
      Citibank, N.A., as Administrative Agent for said
      Lenders; and

      Citibank, N.A., as Administrative Agent

                     Re: Hyundai Heavy Industries Co., Ltd.

Ladies and Gentlemen:

      I have acted as corporate counsel to Hyundai Heavy Industries Co., Ltd. (the "GUARANTOR") in connection with a Corporate Guaranty (the "GUARANTY") dated May 1998 issued by the Guarantor in favor of the Lenders and the Administrative Agent for the purpose of guaranteeing the obligations of Maxtor Corporation as the Borrower under the above mentioned Credit Agreement (the "CREDIT AGREEMENT") as amended by a certain amendment agreement thereto dated August 27, 1997 and further amended by a certain waiver and amendment no. 1 to the credit agreement(the "AMENDMENT AGREEMENT") dated May 22, 1998. Terms defined in the Credit Agreement and Amendment Agreement are used herein as therein defined the term "Korea" refers to the Republic of Korea.

      This opinion is furnished to you pursuant to Section 4(d) of the Amendment Agreement. For the purpose of this opinion, I have examined:

      (a)   the Credit Agreement;
      (b)   the Amendment Agreement;
      (c)   the Guaranty; and
      (d) such other documents, agreements, and instruments as I have considered necessary or relevant in order for me to provide this opinion.

Based on the foregoing, I am of the opinion that, so far as the laws of Korea are concerned, the entry into the Guaranty and the performance of the obligations thereunder by the Guarantor do not violate any contractual or legal restriction contained in any document or agreement applicable to the Guarantor.

Yours faithfully,



/s/ Y. B. KIM
------------------------------
Y. B. Kim
Corporate Counsel

                                                                 HANDLING PERIOD

                                                                 ---------------

                   APPLICATION FOR THE VALIDATION OF GUARANTY

                             Tradename        Hyundai Heavy Industries Co., Ltd.
APPLICANT                      Address        1, Cheonha-dong, Ulsan, Kyurignam, Korea
                           Name of CEO        Hyung Byuk Kim
                         Business area        Manufacturing
                       Obligee(Lender)        Citibank and other financial institution acceptable to Agent
DETAILS OF          Obligor(Guarantor)        Hyundai Heavy Industries Co., Ltd.
APPLICATION      Beneficiary(Borrower)        Maxtor Corporation
                                Amount        USD 129,000,000
                      Effective period        Until August 28, 1999
                               Purpose        Working Capital
                             Repayment        Lump Sum Repayment at maturity

        We hereby apply for the validation of Guaranty in accordance with the
Article 21 of Korea Foreign Exchange Control Regulation.

                                              1998

To: Applicant                                   No. of Validation    Singusuri 0696-Keumyung l2-
Your application for the Validation of          Validated amount     USD 129,000,000
Guaranty is approved.                           Effective period     Until August 28, 1999
Condition: N/A

                                              1998

Confirmation by the Authorized Foreign Exchange Bank:

        On the basis of Korea Foreign Exchange Control Regulation, we as the authorized bank, hereto affix the seal of us in testimony of approval.

                   THE PRESIDENT OF KOREA EXCHANGE BANK (SEAL)
                                (KYE-DONG BRANCH)

                       HYUNDAI HEAVY INDUSTRIES CO., LTD.

                                   CERTIFICATE


THE UNDERSIGNED, Mr. Hyung Byuk Kim, the Representative Director of Hyundai Heavy Industries Co., Ltd., a corporation duly organized and existing under the laws of the Republic of Korea with its registered head office at 1, Cheonha-dong, Ulsan, Kyungnam, Korea (the "COMPANY"), does hereby certify:

      (1) that attached hereto as EXHIBIT A is a true and correct copy of the approval of the Representative Director of the Company approving, among other things, the execution, delivery and performance by the Company of a guaranty (the "GUARANTY") in favour of the banks, financial institutions and other institutional lenders named as lenders (the "LENDERS") in a certain credit agreement (the "CREDIT AGREEMENT") dated August 29, 1996 as amended by a certain amendment agreement thereto dated August 27, 1997 and as further amended by a certain waiver and amendment no. 1 to the Credit Agreement in relation to the obligations of Maxtor Corporation (the "BORROWER") under a credit facility (the "FACILITY") extended by the Lenders to the Borrower in an aggregate principal amount of up to US$129,000,000, which approval has not been amended or rescinded and are in full force and effect on the date hereof; and

      (2) that attached hereto as EXHIBIT B is a true and correct copy of the report to and acceptance thereof by its designated foreign exchange trading bank of the Company in respect of the Guaranty, together with an accurate English translation thereof.

Terms defined in the Credit Agreement and Guaranty shall have the same respective meanings when used herein.

IN WITNESS WHEREOF, THE UNDERSIGNED has hereunto affixed his name and seal as of this 29th day of May, 1998.


                              For and on behalf of
                              HYUNDAI HEAVY INDUSTRIES CO., LTD.




                              By  /s/ HYUNG BYUK KIM
                                  -------------------------------- [SEAL]
                              Name: Hyung Byuk Kim
                              Title: Representative Director

                       HYUNDAI HEAVY INDUSTRIES CO., LTD.

                     APPROVAL OF THE REPRESENTATIVE DIRECTOR
                                       OF
                       HYUNDAI HEAVY INDUSTRIES CO., LTD.


      THE UNDERSIGNED, Mr. Hyung Byuk Kim, the Representative Director of Hyundai Heavy Industries Co., Ltd. (the "COMPANY"), approves the execution, delivery and performance by the Company of a guaranty (the "GUARANTY") in favour of the banks, financial institutions and other institutional lenders named as lenders (the "LENDERS") in a certain credit agreement (the "CREDIT AGREEMENT") dated August 29, 1996 as amended by a certain amendment agreement thereto dated August 27, 1997 and as further amended by a certain waiver and amendment no. 1 to the Credit Agreement in relation to the obligations of Maxtor Corporation (the "BORROWER") under a credit facility (the "FACILITY") extended by the Lenders to the Borrower in an aggregate principal amount of up to US$129,000,000.

      Terms defined in the Credit Agreement and Guaranty shall have the same respective meanings when used herein.

      IN WITNESS WHEREOF, THE UNDERSIGNED has hereunto affixed his name and seal as of this 29th day of May, 1998.



                              For and on behalf of
                              HYUNDAI HEAVY INDUSTRIES CO., LTD.




                              By  /s/ HYUNG BYUK KIM
                                  -------------------------------- [SEAL]
                              Name: Hyung Byuk Kim
                              Title: Representative Director